SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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        [ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss. 240.14a-12

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                                     Maxim Series Fund, Inc.
                                     -----------------------
                       (Name of Registrant as Specified in its Charter)

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                            David T. Buhler, Esquire
                   Great-West Life & Annuity Insurance Company
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
                   (Name of Person(s) Filing Proxy Statement)

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                      Maxim Vista Growth & Income Portfolio
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111

                                  June 7, 2001

Dear Shareholder:

The Maxim Vista Growth & Income Portfolio (the "Portfolio"), unlike most other investment companies which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objectives by investing all of its assets in another investment company, the Growth and Income Portfolio, an open-end management investment company (the "Master Portfolio").
This two-tier investment structure is referred to as a master fund/feeder fund relationship. The Portfolio is referred to as the "feeder" fund because it invests all of its assets in the "master" fund and thereby shares the same investment objectives and investment restrictions as the Master Portfolio. The Growth and Income Portfolio is referred to as a "master" fund because in addition to the Portfolio, there are other funds which "feed" (that is, invest) their assets into the Master Portfolio. The Master Portfolio is managed by J.P. Morgan Fleming Asset Management (USA) Inc. (the "Adviser") (the former adviser was Chase Manhattan Bank, N.A.). Whenever Maxim Series Fund, Inc. (the "Fund") is requested to vote on matters pertaining to the Master Portfolio, the Fund will hold a meeting of the Portfolio's shareholders and will cast its vote as instructed by Portfolio shareholders.

All of the shares of the Portfolio are owned by an unregistered separate account (the "Separate Account") of Great-West Life & Annuity Insurance Company ("GWLA"), which is used to fund group variable annuity contracts (the "Contracts"). Consequently, while GWLA is the legal owner of the assets of the Separate Account, the owners of the Contracts have the right to instruct GWLA as to how to vote that portion of the Separate Account's interest in the Portfolio that corresponds to their unit interests in the Separate Account. GWLA will vote, in accordance with your instructions, that portion of the Separate Account's interest in the Portfolio that corresponds to your unit interests in the Separate Account as of April 6, 2001. At this time, you are being asked to cast your vote on each proposal with respect to the Portfolio and the Master Portfolio.

A special meeting of the shareholders of the Portfolio will be held on July 2, 2001, at 3 p.m., Mountain time. Before that meeting we would like you to vote on the important issues affecting the Master Portfolio and Portfolio as described in the attached proxy statement. Formal notice of the meeting appears after this letter, followed by materials regarding the meeting.

The Chase Manhattan Corporation, the former corporate parent of the Master Portfolio's investment adviser, has recently completed a merger with J.P. Morgan & Co. Incorporated to form J.P. Morgan Chase & Co. ("JPMC"). As a result of this merger, JPMC is seeking to reorganize parts of its investment management business and funds advised by its subsidiaries. At a special meeting of the Portfolio, shareholders of the Portfolio will be asked to consider and vote upon
(i) the election of a new Board of Trustees of the Master Portfolio; (ii) a proposal to amend a fundamental investment restriction regarding loans for the Master Portfolio; and likewise (iii) a proposal to amend a corresponding fundamental investment restriction regarding loans for the Portfolio.

THE BOARD OF DIRECTORS OF THE FUND HAS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS DESCRIBED IN THIS DOCUMENT.

We encourage you to read the attached proxy statement in full. By way of introduction, following this letter we have included questions and answers regarding this proxy. The information is designed to help you cast your vote as a shareholder of the Portfolio, and is being provided as a supplement to, and not a substitute for, your proxy materials, which we urge you to review carefully.

We realize that this proxy statement will take time to read, but your vote is very important. Please familiarize yourself with the proposals and sign and return your proxy card in the enclosed postage-paid envelope today.

Sincerely,


/s/David T. Buhler
David T. Buhler
Assistant Secretary

When will the special meeting be held? Who is eligible to vote?
The meeting will be held on July 2, 2001, at 3:00 p.m. Mountain time at 8525 East Orchard Road, Greenwood Village, Colorado 80111. Please note that this meeting will only cover the items listed in this proxy statement. The record date is the close of business on April 6, 2001. Only shareholders who own shares at that time are entitled to vote at the meeting.

What are the issues contained in this proxy?
Your Board of Directors is recommending that shareholders consider the following proposals:

Proposal
1. To elect the Board of Trustees of the Master Portfolio;
2. To approve the adoption of an amended fundamental investment restriction regarding loans for the Master Portfolio; 3. To approve the adoption of a corresponding amended fundamental investment restriction regarding loans for the Portfolio; and 4. To transact any other business that may properly come before the meeting or any adjournments thereof.

Who are the nominees to be trustees of the Master Portfolio?

Each of the Nominees currently serves as a Trustee of the Master Portfolio or is a Trustee or member of the Advisory Board of other mutual funds in the JPMorgan Funds Family. They are: William J. Armstrong, Roland R. Eppley, Jr., Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding, Jr. and H. Richard Vartabedian. Biographical information for the Nominees is included in the attached proxy statement.

Why am I being asked to adopt a new fundamental investment restriction regarding loans for the Master Portfolio? To promote greater efficiency in the management of the Master Portfolio, J.P. Morgan Fleming Asset Management (USA) Inc. (the "Adviser") has recommended a standard loan restriction for the Master Portfolio that reflects current industry practice, and has recommended a change to the Master Portfolio's fundamental restriction involving loans.

The adoption of the proposed change is not expected to affect materially the way the Master Portfolio is managed.

Why am I being asked to adopt a new fundamental investment restriction regarding loans for the Portfolio? As a "feeder" fund of the Master Portfolio, which achieves its investment objectives by investing all of its assets in the shares of the Master Portfolio, the Portfolio's investment objectives and restrictions should be consistent with those of the Master Portfolio.

How do the directors of the Fund recommend that I vote?
The Board of Directors unanimously recommends that you vote FOR all of the proposals on the enclosed proxy card.


                      Maxim Vista Growth & Income Portfolio
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           to be held on July 2, 2001

NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of Shareholders of the Maxim Vista Growth & Income Portfolio (the "Portfolio"), will be held at 8525 East Orchard Road, Greenwood Village, Colorado 80111 on July 2, 2001, at 3:00 p.m., Mountain time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated June 7, 2001:

1. To elect the Board of Trustees of the Growth and Income Portfolio (the "Master Portfolio"); 2. To approve the adoption of an amended fundamental investment restriction regarding loans for the Master Portfolio; 3. To approve the adoption of a corresponding amended fundamental investment restriction regarding loans for the Portfolio; and 4. To transact any other business that may properly come before the Meeting or any adjournments thereof.

The Board of Directors of the Fund has fixed the close of business on April 6, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. The Meeting is being called for purposes of considering proposals 1, 2 and 3 above and certain other proposals not applicable to you.

YOUR VOTE IS IMPORTANT - IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

Maxim Series Fund, Inc.
By Order of the Board of Directors


/s/David T. Buhler
David T. Buhler
Assistant Secretary
Dated: June 7, 2001

                                 Proxy Statement
                      Maxim Vista Growth & Income Portfolio
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
                         Special Meeting of Shareholders
                                  July 2, 2001

INTRODUCTION
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Maxim Series Fund, Inc. (the "Fund") for use at the special meeting of shareholders of the Maxim Vista Growth & Income Portfolio, a series of the Fund (the "Portfolio") to be held at 8525 East Orchard Road, Greenwood Village, Colorado 80111 on July 2, 2001, at 3:00 p.m. Mountain time, and all adjournments thereof (the "Meeting"). The Meeting is being called for purposes of considering proposals 1, 2 and 3, as described below.

Shareholders of record of the Portfolio at the close of business on April 6, 2001 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. Because as of the Record Date you were a shareholder of the Portfolio, you are entitled to vote on proposals 1, 2 and 3. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to shareholders on or about June 7, 2001.

The Fund is registered under the Securities Act of 1933, as amended (the "1933 Act"), and is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Maryland corporation. The Fund's principal underwriter is One Orchard Equities, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111 and the investment adviser for the Fund's assets is GW Capital Management, LLC ("GW Capital"), 8515 East Orchard Road, Greenwood Village, Colorado 80111. GW Capital also provides accounting and administrative services for the Fund.

The Portfolio is a "feeder" fund in a master fund/feeder fund relationship where the Growth and Income Portfolio serves as the master fund (the "Master Portfolio"). Consequently, the Portfolio seeks to achieve its investment objectives generally by investing all of its assets in the Master Portfolio and thereby shares the same investment objectives as the Master Portfolio. Further, when a matter requires the vote of the shareholders of the Master Portfolio, the Portfolio, as a "feeder" fund, will vote shares proportionately in accordance with the votes cast by the shareholders on a similar proposal for the Portfolio. This in effect results in the Master Portfolio "passing-through" the vote to Portfolio shareholders via this proxy solicitation which allows the Portfolio shareholders to have the same voting rights as if they were direct shareholders of the Master Portfolio. The Master Portfolio's principal underwriter is J.P. Morgan Fund Distributors, Inc., 1211 Avenue of the Americas, 41st Floor,
New York, N.Y. 10036 and the investment adviser for the Master Portfolio's assets is J.P. Morgan Fleming Asset Management (USA), Inc. (the "Adviser" or "JPMFAM"), 522 Fifth Avenue, New York, N.Y. 10036. The administrator for the Master Portfolio is The Chase Manhattan Bank, 270 Park Avenue, New York, N.Y. 10017.

All of the shares of the Portfolio are owned by an unregistered separate account (the "Separate Account") of Great-West Life & Annuity Insurance Company ("GWLA") which is used to fund group variable annuity contracts (the "Contracts"). Consequently, while GWLA is the legal owner of the assets of the Separate Account, the owners of the Contracts have the right to instruct GWLA as to how to vote that portion of the Separate Account's interest in the Portfolio that corresponds to their unit interests in the Separate Account. GWLA will vote, in accordance with your instructions, that portion of the Separate Account's interest in the Portfolio that corresponds to your unit interests in the Separate Account as of April 6, 2001. At this time, you are being asked to cast your vote on each proposal with respect to the Portfolio and the Master Portfolio.

Set forth below is a summary of the proposals on which the shareholders of the Portfolio will vote.

SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE

Proposal 1. Election of the Board of Trustees of the Growth and Income Portfolio (the "Master Portfolio")

Proposal 2. Amendment to Fundamental Investment Restriction Regarding Loans for the Master Portfolio

Proposal 3. Amendment to Fundamental Investment Restriction Regarding Loans for the Portfolio

PROPOSAL ONE
ELECTION OF BOARD OF TRUSTEES
As a result of the recent merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation ("Chase") into J.P. Morgan Chase & Co. ("JPMC"), JPMC and its affiliates reviewed the compatibility of their various mutual fund groups. They proposed that appropriate steps be taken to integrate funds of the Master Portfolio and other registered investment companies advised by J.P. Morgan Fleming Asset Management (USA) Inc. (the "Chase Vista Fund Complex") and registered investment companies advised by J.P. Morgan Investment Management (the "Morgan Fund Complex") in order that funds in these complexes be reorganized into a single, streamlined mutual fund complex bearing the "JPMorgan" name and sharing substantially similar arrangements for the provision of services to all such funds (the "Fund Complex"). Similarly, JPMC and the Boards considered that the Board of Trustees for the Chase Vista Fund Complex and the Morgan Fund Complex also be integrated and streamlined into a consolidated Board of Trustees to serve all of the funds in the Fund Complex (the "Consolidated Board"). It is anticipated that having a Consolidated Board will enhance the governance of the larger Fund Complex and is consistent with the prior practice of having a single Board for each predecessor fund complex. JPMC believes, and the respective Boards similarly concluded, that the Consolidated Board will increase administrative efficiencies for JPMC and the funds in the Fund Complex and will benefit shareholders of all such funds. The eight individuals who are being proposed for election to the Consolidated Board, and hence the Nominees described in this Proposal, were nominated after a careful and deliberate selection process by the respective Nominating Committees and Boards of Trustees of the Chase Vista Fund Complex and the Morgan Fund Complex. This selection process included the consideration of various factors, such as the desire to balance the respective expertise of the various candidates and diversity of background, the historical experience of various Trustees and Advisory Board members of the predecessor complexes, the size of the Board and related future cost savings, the practicalities dictated by the age
70 retirement policy of the Morgan Fund Complex, and other factors the Boards deemed relevant.

Accordingly, each Nominee identified below is a current Trustee or Advisory Board Member of the Master Portfolio or a current Trustee of other funds in the Fund Complex. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected. Each Trustee will hold office for a term of unlimited duration. The Trustees have no reason to believe that any Nominee will be unavailable for election.

The persons named in the accompanying form of proxy intend to vote each such proxy "FOR" the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Trustee for any reason, but if that should occur prior to the Meeting, the proxies reserve the right to substitute another person or persons of their choice as nominee or nominees.

Certain information concerning the Nominees of the Master Portfolio is set forth below:

Name of Nominee and
Current Position with Fund Complex          Trustee of  Master          Business  Experience  and Principal Occupations
Directorships_____________________          Portfolio Since      Age    During  the  Past  Five Years and Current

William J. Armstrong                            1987             59     Retired; formerly Vice President and
Trustee of the Master Portfolio and                                     Treasurer, Ingersoll-Rand Company
certain other trusts in the Fund Complex                                (manufacturer of industrial supplies).
since 1987                                                              Address:   287  Hampshire  Ridge,
                                                                        Park Ridge, NJ 07656.

Roland R. Eppley, Jr.                           1989             68     Retired; formerly President and Chief
Trustee of the Master Portfolio and                                     Executive  Officer, Eastern States Bankcard
certain other trusts in the Fund Complex                                Association Inc. (financial services) (1971-
since 1989                                                              1988); Director, Janel Hydraulics, Inc.;
                                                                        formerly Director of The Hanover Funds,
                                                                        Inc. (open-end mutual funds).
                                                                        Address: 105 Coventry Place, Palm Beach Gardens,
                                                                        FL 33418.

Ann Maynard Gray                              Nominee            55     Former President, Diversified Publishing
Member of Advisory Board of certain                                     Group and Vice President, Capital
Cities/ABC,
trusts in the Fund Complex since 2000                                   Inc. Ms. Gray is also a director of Duke
                                                                        Energy Corporation and Elan Corporation,
                                                                        plc   (pharmaceuticals).
                                                                        Address: 1262 Rockrimmon Road,
                                                                        Stamford, CT 06903.

Name of Nominee and
Current Position with Fund Complex          Trustee of  Master          Business  Experience  and Principal Occupations
Directorships_____________________          Portfolio Since      Age    During  the  Past  Five Years and Current

Matthew Healey                                 Nominee           63     Former Chief Executive Officer of trusts in the
Chairman of certain trusts in                                           Fund Complex through April 2001; Chairman,
the Fund Complex; Trustee of                                            Pierpont Group (provides services to trustees
certain trusts in the Fund                                              of investment companies), since prior to 1993.
Complex since 1982                                                      His address is: Pine Tree Country Club
                                                                        Estates,   10286  Saint  Andrews  Road,
                                                                        Boynton Beach, FL 33436.

Fergus Reid, III*                               1987             68     Chairman  and  Chief Executive Officer,
Chairman of the Master Portfolio and                                    Lumelite Corporation (plastics manufacturing),
certain other trusts in the Fund Complex                                since September  1985;  Trustee, Morgan
since 1984                                                              Stanley Funds.
                                                                        Address: 202 June Road,
                                                                        Stamford, CT 06903.

James J. Schonbachler                         Nominee            58     Retired; Prior to September, 1998, Managing
Member of Advisory Board of                                             Director,  Bankers Trust Company and Chief
certain trusts in the Fund                                              Executive Officer and Director, Bankers Trust
Complex since 2000                                                      A.G., Zurich and BT Brokerage Corp.
                                                                        (financial  services).
                                                                        Address:  3711 Northwind Court,
                                                                        Jupiter, FL 33477.

Leonard M. Spalding, Jr.*                       1998             65     Retired; formerly Chief Executive Officer of
Trustee of the Master Portfolio and                                     Chase Mutual Funds Corp.; formerly President
certain other trusts in the                                             and Chief Executive Officer of Vista Capital
Fund Complex since 1988                                                 Management (investment management); and
                                                                        formerly  Chief Investment Executive
                                                                        of The Chase Manhattan Private Bank
                                                                        (investment management).
                                                                        Address: 2025  Lincoln  Park Road,  Springfield,
                                                                        KY 40069.

H. Richard Vartabedian                         1992              65     Former President of the Master Portfolio
Trustee of the Master Portfolio and                                     and other trusts in the Fund Complex;
certain other trusts in the                                             Investment Management Consultant; formerly,
Fund Complex since 1992                                                 Senior Investment Officer, Division Executive
                                                                        of the Investment Management Division of
                                                                        The Chase Manhattan Bank, N.A., 1980-1991.
                                                                        Address:  P.O. Box 296,  Beach Road,
                                                                        Hendrick's Head, Southport, ME 04576.

* Mr. Reid is deemed to be an "interested person" (as defined in the 1940 Act) because he is an officer of the Master Portfolio. Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of JPMC.

If elected, each Nominee would oversee 81 separate portfolios.

The Board of Trustees of the Master Portfolio met 6 times during the fiscal year ended October 31, 2000, and each of the Trustees attended at least 75% of the meetings.

The Board of Trustees of the Master Portfolio presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000.

The Board of Trustees of the Master Portfolio presently has a Nominating Committee. The members of the Nominating Committee are Messrs. Armstrong, Blum, Cragin, Eppley, Harkins, MacCallan, McDavid, Neff, Ten Haken and Thode. The function of the Nominating Committee is to nominate trustees for the Board to consider. The Nominating Committee met one time during the fiscal year ended October 31, 2000.

Remuneration of Trustees and Certain Executive Officers
Each current Trustee is reimbursed for expenses in attending each meeting of the Board of Trustees of the Master Portfolio or any committee thereof. Each Master Portfolio Trustee who is not an affiliate of the Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.

Set forth below is information regarding compensation paid or accrued during the calendar year ended December 31, 2000 for each Nominee of the Master Portfolio:

                                                   Pension or Retirement
                             Compensation from     Benefits Accrued as  Total  Compensation
                             "Chase Fund Complex"(1)      Fund Expenses         from    "Fund
                             -----------------------      -------------         -----------------
                      Complex"(2)

William J. Armstrong         $ 90,000                     $ 41,781                     $ 90,000
(10) (3)
Roland R. Eppley, Jr.        $ 91,000                     $ 58,206                     $ 91,000
(10) (3)
Ann Maynard Gray             NA                    NA                   $ 75,000 (17) (3)
Matthew Healey (4)           NA                    NA                   $ 75,000 (17) (3)
Fergus Reid, III             $202,750              $110,091             $202,750 (10) (3)
James J. Schonbachler        NA                    NA                   $ 75,000 (17) (3)
Leonard M. Spalding, Jr.     $ 89,000              $ 35,335             $ 89,000 (10) (3)
H. Richard Vartabedian       $134,350              $ 86,791             $134,350 (10) (3)

(1) The Chase Fund Complex means registered investment companies advised by JPMFAM.

(2) A Fund Complex generally means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies (as used herein, registered investment companies advised by J.P. Morgan Investment Management and JPMFAM).

(3) Total number of investment company boards with respect to Trustees, or Advisory Boards with respect to Advisory Board members, served on within the Fund Complex.

(4) Pierpont Group, Inc. (which has provided advisory services to the trustees of certain other registered investment companies advised by J.P.Morgan Investment Management Inc. ("JPMIM") paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

Retirement Plan and Deferred Compensation Plan for Eligible Trustees
Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the Adviser, the administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Adviser and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was paid by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian, who are Nominees, received $1,027,673,
$800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each Nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Adviser, the administrator or distributor or any of their affiliates) may enter into agreements with the Master Portfolio whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as selected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Nominees who have elected to defer compensation under such plan.

Inasmuch as the registered investment companies advised by JPMIM (the "Morgan Fund Complex") do not have any retirement plan for its Trustees and JPMC will also benefit from the administrative efficiencies of a consolidated board, JPMC has agreed to pay a one-time retirement package to the Trustees of the Morgan Fund Complex and the Advisory Board members who have volunteered to leave the Board of Trustees or Advisory Board of the Morgan Fund Complex prior to their normal retirement date. For each retiring Trustee, the retirement package is equal to three times the annual fee (which may increase) for the new combined Board per Trustee; for each Advisory Board member, the retirement package is one and a half times the annual fee (which may increase) for the new combined Board per Trustee.

Principal Executive Officers
The officers conduct and supervise the business operations of the Master Portfolio, and each officer will hold office for an indefinite term. The principal executive officers of the Master Portfolio are as follows:

Name and Position                   Age     Principal Occupation During the Past Five Years and Other Information
---------------------------
Martin R. Dean                      37      Vice President,  Administration  Services, BISYS Fund Services, Inc.;
  Treasurer and Assistant                   (mutual fund administration); formerly Senior Manager, KPMG Peat
  Secretary (1995-present)                  Secretary  Marwick (accounting  firm)  (1987-1994).
                                            Address: 3435 Stelzer Road, Columbus, OH 43219.

Lisa Hurley                         45      Senior Vice President and General Counsel,  BISYS Fund Services,
  Secretary                                 Inc. (mutual fund  administration);  formerly Counsel
  (1999-present)                            to Moore Capital Management (investment management) and
                                            General Counsel to
                                            Global Asset Management  (investment  management) and
                                            Northstar    Investments    Management    (investment
                                            management).
                                            Address:  90 Park Avenue,  New York, NY 10016.

Vicky M. Hayes                      37      Vice  President and Global  Marketing  Manager,  J.P. Morgan Fund
  Assistant Secretary                       Distributors, Inc. (mutual fund administration and
  (1998-present)                            distribution);  formerly  Assistant  Vice  President,
                                            Alliance   Capital   Management   and  held   various
                                            positions  with J. & W.  Seligman  & Co.  (investment
                                            management).
                                            Address:  1211 Avenue of the  Americas,
                                            41st Floor, New York, NY 10081.

Alaina Metz                         33      Chief Administrative Officer, BISYS Fund Services,  Inc. (mutual
  Assistant Secretary                       funds  administration);   formerly  Supervisor, Blue Sky Department,
  (1998-present)                            Alliance Capital  Management L.P.  (investment management)
                                            Address: 3435 Stelzer Road, Columbus, OH 43219.

Recommendation of Trustees of the Master Portfolio
The Trustees of the Master Portfolio voted for the approval of the election of the Nominees as Trustees. If elected, each Trustee will hold office until his or her successor is chosen or qualified except (a) any Trustee may resign, (b) any Trustee may be removed by shareholders upon an affirmative vote of two-thirds of all the shares entitled to be cast for the election of Trustees, and (c) any Trustee may be removed with cause by at least two-thirds of the remaining Trustees.

Required Vote
The affirmative vote of the holders of more than 50% of the voting securities of the Master Portfolio present, in person or by proxy, at the meeting is required to elect a Trustee of the Master Portfolio, provided that at least a majority of the outstanding voting securities of the Master Portfolio is represented at the meeting, either in person or by proxy. In the event that the requisite vote is not reached, the current Trustees would remain as the only Trustees of the Master Portfolio.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

Accountants
PricewaterhouseCoopers LLP serves as the Master Portfolio's independent accountants, auditing and reporting on the annual financial statements of the Master Portfolio and reviewing certain regulatory reports and the Master Portfolio's federal income tax returns.

PricewaterhouseCoopers LLP also performs other professional accounting, auditing, tax and advisory services when the Master Portfolio engages it to do so. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Master Portfolio's meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the meeting.

Audit Fees. The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of the Master Portfolio for the last fiscal year was $24,000.

Financial Information Systems Design and Implementation Fees. The aggregate fees billed for financial information systems and design implementation services rendered by PricewaterhouseCoopers LLP to the Master Portfolio, the Adviser and the Adviser's affiliates that provide services to the Master Portfolio for the calendar year ended December 31, 2000 was $1,360,000.

All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Master Portfolio, the Adviser and the Adviser's affiliates that provide services to the Master Portfolio for the calendar year ended December 31, 2000 was $25,328,700. The Audit Committee of the Master Portfolio has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

PROPOSAL TWO
AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LOANS FOR THE MASTER PORTFOLIO Adoption of Standardized Investment Restrictions The purpose of Proposal 2 is to amend the Master Portfolio's fundamental investment restriction regarding loans (the "Master Restriction"). The Master Restriction may only be changed by a vote of the shareholders. The Trustees have considered the Adviser's recommendation to amend the Master Restriction in order to have it conform to the loan restriction of other JPMorgan Funds.

The Trustees believe that eliminating the disparities between the Master Restriction and the loan restriction of other JPMorgan Funds will enhance the Adviser's ability to respond to changing regulatory and investment conventions, practices and requirements. In addition, the proposed change will allow the Master Portfolio greater investment flexibility to respond to future investment opportunities. However, the Adviser does not anticipate that the change will result at this time in a material change in the level of investment risk associated with an investment in the Master Portfolio.

If the proposed change is approved by the Master Portfolio's shareholders, the Master Portfolio's prospectus and statement of additional information ("SAI") will be revised, as appropriate and as soon as practicable, to reflect the change.

If approved by shareholders of the Master Portfolio, the amended Restriction will remain fundamental to the Master Portfolio and, as such, cannot be changed without a further shareholder vote. On the other hand, if the amended Restriction is not approved by shareholders, the current Master Restriction will remain in place as a fundamental restriction of the Master Portfolio.

The Master Restriction regarding lending states that:
The [Master] Portfolio may not make loans, except that the Portfolio may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets.

Master Portfolio's Proposed Restriction
It is proposed that shareholders approve the replacement of the foregoing Master restriction with the following amended fundamental restriction regarding lending:

The [Master] Portfolio may make loans to other persons, in accordance with the Portfolio's investment objectives and policies and to the extent permitted by applicable law.

The Master Portfolio's Proposed Restriction would permit the Master Portfolio to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party. Loans may be made to companies, governments and other borrowers. These types of investments may have additional risks beyond conventional debt securities, because they may provide less legal protection for the Master Portfolio, or because there may be a requirement that the Master Portfolio supply additional cash to a borrower on demand, in particular in the event of default by the borrower. In the event of a default, the Master Portfolio may take possession of the collateral, with its attendant risks. The Adviser will evaluate the creditworthiness of prospective borrowers to seek to reduce the risk of default.

Recommendation of Trustees of the Master Portfolio
The Trustees have reviewed the potential benefits and detriments associated with the proposed amendment of the Master Portfolio's Restriction. The Trustees also considered that the Master Portfolio remain subject to specific restrictions under the 1940 Act and the Internal Revenue Code, which limit certain investments and strategies, but do not eliminate risk. The Trustees of the Master Portfolio voted to approve the proposed amendment of the Restriction.

Required Vote
The affirmative vote of the holders of "a majority of the outstanding voting securities" of the Master Portfolio is required for approval of Proposal 2 regarding the Master Restriction. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of the Master Portfolio is defined as the lesser of (a) 67% or more of the voting securities of the Master Portfolio present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities of the Master Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Master Portfolio ("1940 Act Majority").

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.

PROPOSAL THREE
AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LOANS FOR THE PORTFOLIO Adoption of Standardized Investment Restrictions The purpose of Proposal 3 is to amend the Portfolio's fundamental investment restriction regarding loans (the "Portfolio Restriction") to conform with the Master Portfolio's proposed new fundamental restriction regarding loans. The Portfolio Restriction may only be changed by a vote of the shareholders. The Fund's Board of Directors have considered the Adviser's recommendation to amend the Master Restriction in order to have it conform to the loan restriction of other JPMorgan Funds, and, in turn have considered GW Capital Management's recommendation to amend the Portfolio Restriction in order to have it conform to the loan restriction of the Master Portfolio.

The Board of Directors believe that precluding any disparities between the investment limitations of the Portfolio and the Master Portfolio will enhance the Portfolio's ability to respond to changing regulatory and investment conventions, practices and requirements. In addition, the proposed change will allow the Portfolio greater investment flexibility to respond to future investment opportunities. However, the Adviser does not anticipate that the change will result at this time in a material change in the level of investment risk associated with an investment in the Master Portfolio.

Consequently, implementation of Proposal 3 will be contingent upon approval of Proposal 2 by a 1940 Act Majority of the Master Portfolio. Therefore, if approval of the Master Portfolio's Proposed Restriction (Proposal 2) is not attained, the Portfolio Restriction shall retain its current form.

If the proposed change is approved by the Portfolio's shareholders (contingent upon the approval of the Master Portfolio's Proposed Restriction), the Portfolio's prospectus and statement of additional information ("SAI") will be revised, as appropriate and as soon as practicable, to reflect the change.

If approved by shareholders of the Portfolio (contingent upon the approval of the Master Portfolio's Proposed Restriction), the amended Restriction will remain fundamental to the Portfolio and, as such, cannot be changed without a further shareholder vote. On the other hand, if the amended Portfolio Restriction is not approved by shareholders, the current restriction will remain in place as a fundamental restriction of the Portfolio.

The Portfolio Restriction described under "Investment Limitations" regarding lending states that: The Portfolio will not:
4. Make loans, except as provided in limitation (5) below and except through the purchase of debt instruments (including, without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in private placements (the purchase of publicly-traded obligations are not being considered the making of a loan) and further, through the use of repurchase agreements or the purchase of short-term obligations.

5. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value at the time of the loan, and provided that such loan shall be made in accordance with the guidelines set forth under "Securities Loans" in this Statement of Additional Information.

Portfolio's Proposed Restriction
The Directors propose that shareholders approve the replacement of foregoing paragraphs 4 and 5 constituting the Portfolio Restriction with the following amended fundamental restriction regarding lending:

The Portfolio will not:
4.      Make loans, except as provided in limitation (5) below.

5. The Portfolio may make loans to other persons, in accordance with the Portfolio's investment objectives and policies and to the extent permitted by applicable law.

The Portfolio's Proposed Restriction would follow the Master Portfolio's Proposed Restriction by permitting the Portfolio to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party. Loans may be made to companies, governments and other borrowers. These types of investments may have additional risks beyond conventional debt securities, because they may provide less legal protection for the Master Portfolio, or because there may be a requirement that the Master Portfolio supply additional cash to a borrower on demand, in particular in the event of default by the borrower. In the event of a default, the Master Portfolio may take possession of the collateral, with its attendant risks. The Adviser will evaluate the creditworthiness of prospective borrowers to seek to reduce the risk of default.

Recommendation of Board of Directors of the Fund
The Board of Directors have reviewed the potential benefits and detriments associated with the proposed amendment of the Portfolio's Restriction. The
Board also considered that the Portfolio remain subject to specific restrictions under the 1940 Act and the Internal Revenue Code, which limit certain investments and strategies, but do not eliminate risk. The Board of the Portfolio voted to approve the proposed amendment of the Restriction.

Required Vote
A 1940 Act majority of the outstanding voting securities is required for approval of Proposal 3 regarding the Portfolio Restriction.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.

VOTING INFORMATION CONCERNING THE MEETING
General Information
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Fund's Board of Directors for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. The Fund's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

Only the shareholders of record at the close of business on April 6, 2001, will be entitled to vote at the Meeting. The holders of a majority of the shares outstanding of the Portfolio at the close of business on April 6, 2001, present in person or represented by proxy will constitute a quorum for the Meeting. Each full share outstanding as of April 6, 2001, is entitled to one vote, and each fraction thereof is entitled to a proportionate share of one vote. The number of shares of the Portfolio outstanding as of the close of business on April 6, 2001, was 92, 302, 607.884.

The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to approve Proposals 1, 2 and 3. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal.


Proxies
All shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. The Portfolio will vote shares for which it does not receive instructions in the same proportion as those for which it receives instructions. The shareholders voting to ABSTAIN on the Proposals will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposals, but not as having voted FOR the Proposals (and therefore will have the effect of a vote against). A proxy granted by any shareholder may be revoked by such shareholder at any time prior to its use by written notice to the Fund, by submission of a later dated proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

Expenses of Proxy Solicitation
The expense of preparing, printing and mailing of the enclosed Form of Proxy and accompanying Notice and Proxy Statement will be borne by the Fund's investment adviser, GW Capital Management, LLC.

Beneficial Ownership
As of the record date, the shares of the Portfolio were owned 100% by the Separate Account, to fund benefits under group variable annuity contracts issued by GWL&A.

Annual and Semi-Annual Reports to Shareholders
The Fund will furnish, without charge, a copy of its most recent annual report (and most recent semi-annual report succeeding the annual report, if any) to a shareholder of the Portfolio upon request. Any such request should be directed to the Fund at (800) 537-2033.

Proposals To Be Submitted By Shareholders
The Fund does not generally hold an Annual Meeting of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Proxy Statement.

OTHER BUSINESS
The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote the beneficial interests thereon in accordance with their judgment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF EACH PROPOSAL.

ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN THE SAME PROPORTION AS THOSE RECEIVED WITH INSTRUCTIONS.


June 7, 2001

                                      PROXY
                                       FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
                    THE MAXIM VISTA GROWTH & INCOME PORTFOLIO


The undersigned hereby appoints Beverly A. Byrne and David T. Buhler, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the Maxim Vista Growth & Income Portfolio (the "Portfolio") of the Maxim Series Fund, Inc. (the "Fund") to be held at 8515 E. Orchard Rd., Greenwood Village, Colorado, at 3:00 p.m. Mountain time on July 2, 2001 and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on April 6, 2001, upon the proposals below and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.


        1) FOR ELECTION OF TRUSTEES OF THE MASTER PORTFOLIO to serve until their successors are elected and qualified.

               [  ]  FOR all nominees listed              [  ]  WITHHOLD AUTHORITY to vote
                      below (except as marked                    for all nominees listed below
                      to the contrary below)

                               (The Board of Directors recommends a vote FOR)

(INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below)

               [  ]  W.J.  Armstrong  [ ]  R.R.  Eppley,  Jr.  [  ]  A.M.  Gray  [  ]  M.  Healey [  ] F. Reid

               [  ]  J.J. Schonbachler  [  ]  L.M. Spalding, Jr.  [  ]  H.R. Vartabedian


        2)     PROPOSAL  TO  APPROVE  THE   ADOPTION   OF  AN  AMENDED   FUNDAMENTAL   INVESTMENT
               RESTRICTION REGARDING LOANS FOR THE MASTER PORTFOLIO

               [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

                               (The Board of Directors recommends a vote FOR)

        3)     PROPOSAL  TO  APPROVE  THE  ADOPTION  OF  A  CORRESPONDING   AMENDED   FUNDAMENTAL
               INVESTMENT RESTRICTION REGARDING LOANS FOR THE PORTFOLIO

               [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

                               (The Board of Directors recommends a vote FOR)


        4) In the discretion of the Board of Directors, on such other business which may properly come before the meeting or any adjournment thereof.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH
SPECIFICATIONS ARE MADE.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.



Dated:                          , 2001
      --------------------------              ----------------------------------
                                              (Signature of Shareholder)


  This Proxy may be revoked by the Shareholder (Contractowner) at any time prior to the Special Meeting.

  Please sign and date your Proxy and return promptly in the accompanying envelope.